UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 30, 2008

GP Strategies Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7234	13-1926739
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6095 Marshalee Drive, Suite 300, Elkridge, MD		21075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (410) 379-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 30, 2008, L. Thomas Davis retired as Executive Vice President of GP Strategies Corporation (the “Registrant”).   Mr. Davis will continue to be employed by General Physics Corporation, the Registrant’s principal operating subsidiary, on a part-time basis for transitional purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: July 2, 2008	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Senior Vice President, General Counsel & Secretary